UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2021

Resonate Blends, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26565 Agoura Road, Suite 200 Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 571-888-0009

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 9, 2021, Resonate Blends, Inc. (the “Company”) entered into binding letter of intent (the “Agreement”) with L & G USA Inc., a Delaware corporation and L & G Canada Inc., an Ontario corporation (together “Seller”), and the stockholders of Seller (the “Stockholders”), pursuant to which the Company will acquire substantially all of the assets from Seller associated with the Lemon & Grass business and the Koan business (the “Acquisition”).

The Seller’s products, focused on the functional side of Cannabis wellness, complement the Company’s existing product line focused on targeted, precisely-calibrated experiences. Lemon & Grass currently sells in Florida, is ramping up for its re-launch in California and has aggressive licensing plans for multiple states in the U.S. and provinces in Canada.

Pursuant to the Agreement, and subject to appropriate due diligence and the execution and closing of a definitive agreement, the purchase price (the “Purchase Price”) for the Acquisition will be $1,075,000, to be paid in the following manner: 1,650,000 shares of the Company’s common stock (the “Stock Portion”) plus two hundred and fifty thousand US Dollars in cash ($250,000) (the “Cash Portion”), on a cash-free, debt-free basis. At Closing, the Purchase Price will be reduced to satisfy any debts and liabilities/liens, and the Purchase Price will be increased to account for any cash and cash equivalents. The Company will not assume any debts in the Acquisition.

Within three business days following the execution of the Agreement, the Company is required to deliver seventy-five thousand dollars ($75,000.00) to be held by the Seller or an escrow agent as deposit against the Purchase Price (the “Deposit”). In the event that the Acquisition does not close through no fault of the Seller or the Stockholders, the Deposit shall be retained by the Seller as full consideration for its time and expenses in pursuing the Acquisition (including the event where the Financing Condition (defined below) is not achieved). Forty-five days after signing the Agreement, the Deposit will be non-refundable, except if the Acquisition does not close as a result of the fault or refusal of the Seller or the Stockholders, the Deposit shall be returned to the Company.

In the first eighteen months after the closing, up to 6,000,000 additional shares of common stock will be issued to the Seller and Continuing Employees (the “Contingent Consideration”), based on the business achieving milestones that will be outlined in a Consulting Agreement addressing the integration of the Lemon & Grass business into the Company’s holding company and also growing both the Lemon & Grass and Koan brands post-close.

For twenty-four months after the closing, Seller will be entitled to designate up to two individuals to serve on the Resonate Advisory Board (the “Advisors”). If Resonate experiences a multi-quarter downturn in its results, the Board of Directors will nominate a member of the Seller-group to join the Board of Directors. If the Company sells new equity to investors in a bona fide financing before the first anniversary of the Closing, at a price per share below the price per share at which the Stock Portion is issued (a “Down Round”), the Company will issue additional shares to the Sellers on the date of the closing of the Down Round (“True Up Shares”).

The deal is expected to close in the fourth quarter of this year. The closing is subject to certain conditions, including, among others, (a) the negotiation and execution of the definitive agreement and related documents, which shall include non-competition agreements, by Alon Amouyal for the production and sale of cannabis topicals, relief capsules and tinctures for a period of one year after the closing; (b) the receipt of any necessary consents, assignments or approvals from third parties and governmental agencies, and the making of any necessary government filings; (c) the receipt by the Company and the Seller prior to the execution of the definitive agreement of the approval of a legally binding majority of the Stockholders; (d) the successful negotiation and closing of $2,500,000 in financing for the Company, on terms acceptable to Company’s Board of Directors (the “Financing Condition”); and (e) satisfactory completion of customary due diligence investigations concerning the Seller, and the assets proposed to be purchased, the results of which are acceptable to the Board of Directors of the Company.

The foregoing description of the Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, and the exhibits attached thereto, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

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Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report is incorporated herein by reference.

The issuance of the Stock Portion consisting of the Company’s common stock upon the closing of the Acquisition is expected to be made in in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated under the Securities Act.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On September 13, 2021, we issued a press release concerning the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement, dated September 9, 2021
99.1	Press Release, dated September 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resonate Blends, Inc.

/s/ Geoffrey Selzer
Geoffrey Selzer
Chief Executive Officer
Date: September 13, 2021

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